SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1933

June 11, 2002

Date of Report (date of earliest event reported)

GADZOOX NETWORKS, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-26541	77-0308899

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5850 Hellyer Avenue
San Jose, CA 95138

(Address of principal executive offices)

(408) 360-4950

(Registrant’s telephone number, including area code)

GADZOOX NETWORKS, Inc.
ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
EXHIBIT INDEX

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

         In accordance with Item 304T(b)(2), Arthur Andersen LLP’s consent will not be filed as an exhibit to the current report on Form 8-K filed on June 18, 2002. We have requested that Arthur Andersen LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in the Form 8-K filed on June 18. The Company has been unable to obtain a letter from Arthur Andersen LLP, and the Company believes that it will be unable to obtain a written letter in the future. In June 2002, Arthur Andersen LLP’s Silicon Valley audit practice was effectively transferred to KPMG LLP as part of the overall transition of Arthur Andersen’s audit practice to other accounting firms.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits. The following exhibits are filed with this report.

Exhibit Number	Description

99.1*	Press Release, dated June 17, 2002

         *     Previously filed.

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2002

GADZOOX NETWORKS, INC.

By:	/s/ Barbara Velline

Barbara Velline Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1*	Press Release, dated June 17, 2002

         *     Previously filed.